Discontinued operations and assets held for sale	12 Months Ended
Mar. 31, 2019
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Discontinued operations
Discontinued operations and assets held for sale

The results and cash flows of significant assets or businesses sold during the year are shown separately from our continuing operations. Assets and businesses are classified as held for sale when their carrying amounts are recovered through sale rather than through continuing use. They only meet the held for sale condition when the assets are ready for immediate sale in their present condition, management is committed to the sale and it is highly probable that the sale will complete within one year. Depreciation ceases on assets and businesses when they are classified as held for sale and the assets and businesses are impaired if the proceeds less sale costs fall short of the carrying value.

Following the decision that we will exercise our put option to sell the 39% equity interest we hold in Quadgas, and on the basis that we intend to dispose of our stake by 30 June 2019, we have met the criteria to classify our interests in Quadgas as a disposal group held for sale. The disposal group comprises our equity interests in Quadgas, the shareholder loan to Quadgas and the derivatives arising from the put/call agreements (described further below). The Group has classified the results of the disposal group as a discontinued operation for the year, and therefore they are presented in the income statement as a discontinued operation separately from the results of the rest of our business, in the same way as the results of the UK Gas Distribution business were disclosed following the sale of a 61% controlling stake in the business on 31 March 2017.

On 31 March 2017, the Group sold 61% of its UK Gas Distribution business to Quadgas BidCo Limited (the Consortium) and retained 39% of the business. At the same time, we and the Consortium also entered into a Further Acquisition Agreement (FAA), a put/call arrangement, to sell a further 14% of our investment in the business between 1 March 2019 and 30 June 2019 (our put, having given at least six months’ notice) or between 1 July 2019 to 31 October 2019 (the Consortium’s call, having given six months’ notice).
On 1 May 2018, we announced that we had entered into a Remaining Acquisition Agreement (RAA) with the Consortium for the remaining 25% stake in the business under an agreement similar to the FAA. The pricing under the RAA is less favourable to the Group than the FAA. However, in all other material aspects, the RAA is similar to the FAA, in particular regarding the windows for the notice to be given and exercise of the put and call options. This resulted in the recognition of a net derivative financial asset with a fair value of £110 million (2018: £110 million) relating to the FAA. The fair value of this derivative was initially determined by comparing the pricing mechanism within the FAA against that of the agreement concerning our remaining 25% interest. The £110 million gain as at 31 March 2018 reflected the pricing differential between the two contracts.
An impairment review of the Group’s interests in Quadgas (comprising the FAA derivative, a 39% equity interest and £0.4 billion in shareholder loans) was undertaken, comparing the aggregated carrying value of these interests against the future dividend income and proceeds we would expect to receive under the FAA and RAA. At 31 March 2018, this resulted in a charge of £213 million, recorded as an impairment against the carrying value of the equity, largely offsetting pension accounting gains, and the recognition of the FAA derivative asset.
We have decided to exercise the options over our remaining 39% interest in Quadgas and the sale is expected to complete at the end of June 2019, subject to customary regulatory approvals.
The aggregate carrying value of our investment in Quadgas at 31 March 2019 was £2.0 billion (2018: £2.1 billion), determined with reference to the future proceeds expected to be received under the FAA and RAA. This comprises the carrying value of the Group’s equity interest in Quadgas of £1.5 billion (2018: £1.6 billion), the shareholder loan to Quadgas of £0.4 billion (2018: £0.4 billion) and the derivatives described above.
Assets held for sale
Under IFRS, the reclassification of assets (and any associated liabilities) as ‘held for sale’ can only be triggered once the assets are available for sale in their present condition and the sale is ‘highly probable’. The highly probable criterion is met when the sale is expected to be completed within a year. We have therefore classified our interests in Quadgas as ‘held for sale’ with effect from 30 June 2018, since we expect to exit our investment by 30 June 2019. At 31 March 2018, we had no such expectation of sale completion within a year.
The aggregate carrying value of the assets and liabilities we will sell amount to £2.0 billion (2018: £2.1 billion), reflecting the total proceeds that remain to be received. No discounting has been applied on the basis that the period to exercise is now less than a year. The value allocated to each element of the Quadgas disposal group at 31 March 2019 is as follows:

•	the shareholder loan receivable is valued at par of £0.4 billion;

•	the RAA derivative[1] is valued at £nil;

•	the FAA derivative asset[1] is valued at £110 million; and

•	the residual balance of £1.5 billion has been allocated to the investment in associate.
Treatment as a discontinued operation
We consider that the exercise of our put options is the final stage of the plan to dispose of our interest in the UK Gas Distribution business first announced in 2015, and we have accordingly treated the results and cash flows arising from Quadgas as a discontinued operation in the current year on the basis that the sale forms part of a ‘single coordinated plan’ to dispose of UK Gas Distribution. As a consequence, we have classified the various elements of income, expense and cash flows within discontinued operations as set out below, with comparatives also re-presented accordingly.
Also included within discontinued operations are the results of the UK Gas Distribution business for the year ended 31 March 2017, following the disposal of our 61% equity interest in the UK Gas Distribution business described above. This principally comprised the Group’s equity and debt interests in National Grid Gas Distribution Limited together with certain other assets (principally property and a 45% interest in Xoserve Limited). The business represented a reportable segment and a separate major line of business and accordingly was presented as a discontinued operation in the consolidated income statement, consolidated statement of comprehensive income and the consolidated cash flow statement in 2017. Further details are included in the Annual Report and Accounts 2016/17. Within the Annual Report and Accounts 2017/18, both the income statement and the cash flow statement for the year ended 31 March 2018 included amounts relating to the transaction within discontinued operations, primarily relating to the completion accounts settlement in November 2017, a cash outflow from operating activities of £207 million related to the utilisation of provisions (mainly relating to payments of professional fees in respect of the disposal of the UK Gas Distribution business), and net cash flows used in financing activities of £231 million for the settlement of RPI swaps (relating to the final stages of the Group-wide liability management programme executed as part of the sale process).

1.
The RAA and FAA are both level 3 financial instruments. No sensitivity analysis is provided in respect of the FAA and RAA derivatives. The price at which we will exit our interest in Quadgas is fixed and accordingly reflected in the aggregate carrying value of the disposal group. Any change in the fair value of these derivatives at 31 March would have been offset by equal and opposite adjustments to the carrying value of our equity interest, with nil net impact on profit and loss for the year. The notional value of the FAA was £739 million (2018: £739 million) and the notional value of the RAA was £1,087 million.

10. Discontinued operations and assets held for sale continued
Summary income statement – discontinued operations
The summary income statement for discontinued operations is as follows:

	2019	2018¹	2017
	£m	£m	£m
Revenue	—	—	1,887
Operating costs[2]	(1)	(41)	(993)
Operating (loss)/profit	(1)	(41)	894
Net finance income/(costs)	23	137	(152)
Share of post-tax results of joint ventures and associates[3]	(5)	(89)	—
Profit before tax from discontinued operations	17	7	742
Tax from discontinued operations	(5)	(5)	(79)
Profit after tax from discontinued operations	12	2	663
Gain on disposal of UK Gas Distribution after tax[4]	—	—	5,321
Total profit after tax from discontinued operations[5]	12	2	5,984

1.	Comparatives for 2018 only have been re-presented to reflect the classification of our retained interest in Quadgas as a discontinued operation in the current period (see note 1C).
2. Operating costs of £41 million for the year ended 31 March 2018 related to amounts in respect of the disposal of the UK Gas Distribution business, primarily relating to the completion accounts settlement in November 2017. The remainder of the balances relate to the disposal group and have been re-presented to reflect the classification of our retained interest in Quadgas as a discontinued operation in the current period.

3.
For the year ended 31 March 2019, this is the net of £43 million impairment charge against investment in Quadgas (see note 16) and £38 million share of Quadgas post-tax profits recognised prior to classification as held for sale.

4.
The total gain on the disposal after tax of £5,321 million was comprised of total consideration of £7,494 million before transaction costs of £1,837 million and a tax credit of £312 million compared to net assets on disposal of £648 million.

5.
Of the total profit after tax from discontinued operations for the year ended 31 March 2019, the £43 million impairment charge against the investment in Quadgas, net operating costs of £1 million and the tax thereon are classified as exceptional items.

Statement of comprehensive income – discontinued operations
The summary statement of comprehensive income for discontinued operations is as follows:

		2019	2018¹	2017
	Notes	£m	£m	£m
Profit after tax from discontinued operations		12	2	5,984

Other comprehensive income/(loss)
Items that will never be reclassified to profit or loss:
Remeasurement losses of pension assets and post-retirement benefit obligations	25	—	—	(75)
Share of other comprehensive income of associate, net of tax		36	142	—
Tax on items that will never be reclassified to profit or loss		—	—	13
Total items from discontinued operations that will never be reclassified to profit or loss		36	142	(62)
Items that may be reclassified subsequently to profit or loss:
Net losses in respect of cash flow hedges		—	—	(106)
Transferred to profit or loss in respect of cash flow hedges		—	—	233
Share of other comprehensive income of associate, net of tax		—	5	—
Tax on items that may be reclassified subsequently to profit or loss		—	—	(23)
Total items from discontinued operations that may be reclassified subsequently to profit or loss		—	5	104
Other comprehensive income for the year, net of tax from discontinued operations		36	147	42
Total comprehensive income for the year from discontinued operations		48	149	6,026

1.	Comparatives for 2018 only have been re-presented to reflect the classification of our retained interest in Quadgas as a discontinued operation in the current period (see note 1C).
Once the assets are treated as ‘held for sale’, equity accounting ceases for our investment in our associate. We therefore ceased to record our share of profits and share of gains/losses recorded within the consolidated statement of other comprehensive income from 30 June 2018.
Summary cash flow statement – discontinued operations
Cash outflow from operating activities of £71 million (2018: £207 million) primarily related to the payments to Affordable Warmth and professional fees in respect of the disposal of the UK Gas Distribution business. In 2017, the amount related to outflows of cash by the UK Gas Distribution business itself.
Cash inflows from investing activities of £156 million (2018: £171 million) was comprised of dividends received and interest received on the shareholder loan. In 2017, this represented cash outflows from investments made by UK Gas Distribution.
There were no cash flows for financing activities in the year. In 2018, net cash flows used in financing activities were £231 million for the settlement of RPI swaps relating to the final stages of the Group-wide liability management programme executed as part of sale process. In 2017, amounts related to the liability management programme, comprising £4.8 billion of debt issued and term debt raised, offset by £3.2 billion in respect of bond buybacks.